SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Enhanced Global Bond Fund

Effective August 1, 2016, the following information replaces the existing disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub-heading of the “PAST PERFORMANCE” section of the fund’s prospectus.

Average Annual Total Returns
(For periods ended 12/31/2015 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

	Class Inception	1 Year	5 Years	10 Years
Class A before tax	6/18/2001	-6.12	-0.75	2.64
After tax on distributions		-7.40	-2.06	1.28
After tax on distributions and sale of fund shares		-3.46	-0.99	1.57
Class B before tax	6/18/2001	-5.29	-0.76	2.32
Class C before tax	6/18/2001	-2.44	-0.58	2.33
Class S before tax	3/1/1991	-1.46	0.43	3.38
Barclays Global Aggregate Bond Currency Hedged Index (reflects no deduction for fees, expenses or taxes)		1.02	3.87	4.36
Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		-3.15	0.90	3.74

On August 1, 2016, the Barclays Global Aggregate Bond Currency Hedged Index replaced the Barclays Global Aggregate Bond Index as the fund’s comparative broad-based securities market index because the Advisor believes the Barclays Global Aggregate Bond Currency Hedged Index more closely reflects the fund’s investment strategies.

The following disclosure is added under the “ADDITIONAL INDEX INFORMATION” heading of the “APPENDIX” section of the fund’s prospectus.

Barclays Global Aggregate Bond Currency Hedged Index is an unmanaged, currency hedged, broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

Please Retain This Supplement for Future Reference

July 19, 2016

PROSTKR-660